From: [webmaster@proxyvotenow.com]
Subject: Pinnacle West Capital Corporation 2006 Annual Meeting of Shareholders — Materials and Proxy Voting Now Available Online
Dear Pinnacle West Capital Corporation Shareholder:
Pinnacle West Capital Corporation will hold its Annual Meeting of Shareholders on May 17, 2006.
This e-mail provides the information you will need to view the materials relating to the 2006 Annual Meeting of Shareholders online and to vote your shares.
1. View Annual Meeting Materials
To view the Annual Report and Proxy Statement online, please click on the links below.
Annual Report: www.pinnaclewest.com/annualreport
Proxy Statement: www.pinnaclewest.com/proxy
2. Vote Your Proxy
To vote your proxy over the Internet, go to:
https://www.proxyvotenow.com/pnw
To vote your proxy by telephone, call toll-free:
1-866-289-1787
Internet and telephone voting are available until 12:00 midnight (EDT) on May 15, 2006.
3. Control Number
To access and vote your shares, you will need to enter your control number listed below.
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If you decide you would like a printed copy of your proxy card, the Annual Report or the Notice and Proxy Statement, you may request one by calling us at 602-250-5511, or email at shareholderdept@pinnaclewest.com.
Thank you for voting. Your vote is important.